UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2025 (December 22, 2025)

Foxx Development Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42285	99-5119494
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

15375 Barranca Parkway C106 Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

201-962-5550

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FOXX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	FOXXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging  growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Foxx Development Holdings Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on December 22, 2025. At the Annual Meeting, the stockholders approved (x) a proposal to elect five directors to serve until the annual meeting of stockholders of the Company to be held in 2026 and until the successors are elected and qualified; (y) a proposal to approve and ratify the appointment of CBIZ CPAs P.C. as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2026; and (z) a proposal to approve an amendment to the Company's Amended and Restated Certificate of Incorporation as set forth in the Proxy Statements (as defined below) relating to the Annual Meeting.

Previously, as disclosed in the definitive proxy statement on Schedule 14A (the “Proxy Statements”) relating the Annual Meeting, Ms. Yiqing Miao, an independent director of the Company, notified the Company on November 20, 2025 of her intent to step down as the director of the Company upon the nomination and election of a successor at the Annual Meeting.

On December 22, 2025, as disclosed below, upon the election of Michelle Jie Shen as the director of the Company, Ms. Miao’s service as the director of the Company automatically terminated. There was no disagreement between Ms. Miao and the Company on any matter relating to the Company’s operations, policies or practices.

In Ms. Miao’s place, Ms. Shen will take office as the director of the Company on December 22, 2025. M. Shen will succeed Ms. Miao and assume the positions as the chair of the audit committee of the Company and members of the nomination and compensation committees of the Company on December 22, 2025. Ms. Shen has been determined to qualifies as an “audit committee financial expert” within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq Stock Market rules.

Ms. Michelle Jie Shen brings to the Board more than 2 decades of financial management experience. Currently, Ms. Shen serves as Finance Business Partner, Ultrasound North America Region at Philips (Euronext Amsterdam: PHIA; NYSE: PHG), the global health technology and consumer electronics company headquartered in the Netherlands, a position she has held since April 2025. Ms. Shen served in various roles at Philip’s Boston office, Shanghai office, and the headquarters in the Netherlands. She rejoined Philips in 2012, first serving as Director of Accounting Operations, Greater China from 2012 to 2016, and then taking Finance Business Partner roles in various Health Tech businesses in Philips, both in China and in the Netherlands. Earlier in her career, Ms. Shen served in various roles at the China headquarter and joint ventures for SPX Corporation (NYSE: SPXC), a leading American engineering manufacturer, from 2008 to 2012, including as Chief Financial Officer of the SPX’s joint venture with Shanghai Electric, a leading power generation company, and as Finance Director of SPX’s Asia Pacific businesses. Ms. Shen started her career at Philips in 2000 where she worked in various functions in the Greater China finance department until 2008, mainly in Consumer Electronics industry. Ms. Shen received her Master’s Degree in Accounting and Finance in 2000, and her Bachelor’s Degree in Business English, both from the Shanghai University of Finance and Economics.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the stockholders of the Company approved the proposal to amend Company’s amended and restated certificate of incorporation (the “Charter”) to amend Article X of the Charter concerning the renunciation of corporate opportunities doctrine under the laws of the State of Delaware.

Upon the stockholders’ approval, on December 29, 2025, the Company filed a certificate of amendment to the Charter which became effective upon filing. A copy of the certificate of amendment to the Charter is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On the record date of November 28, 2025, there were 6,962,811 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the holders of a total of 5,090,650 shares of common stock were present in person or by proxy. Shareholders voted as follows on the matters presented for a vote.

1. Election of Directors

At the Annual Meeting, the vote on the proposal to elect five directors to serve until the annual meeting of stockholders of the Company to be held in 2026 and until the successors are elected and qualified, was as follows:

	For	Against	Abstain
Joy Yi Hua	5,076,809	5,109	8,732
Haitao Cui	5,084,138	4,961	1,551
Michelle Jie Shen	5,081,507	412	8,731
Edmund R. Miller	5,081,657	260	8,733
John Chiang	5,081,908	260	8,482

2. Appointment of CBIZ CPAs P.C. as the Independent Registered Public Accounting Firm

At the Meeting, the vote on the proposal to approve and ratify the appointment of CBIZ CPAs P.C. as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2026, was as follows:

For	Against	Abstain
5,081,899	270	8,481

3. Approval of the Amendment to the Amended and Restated Certificate of Incorporation

At the Meeting, the vote on the proposal to approve an amendment to the Company's Amended and Restated Certificate of Incorporation as set forth in the proxy statements relating to the Annual Meeting, was as follows:

For	Against	Abstain
5,081,899	270	8,481

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, dated December 29, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXX DEVELOPMENT HOLDINGS INC.

Date: December 29, 2025	By:	/s/ Joy Yi Hua
		Name:	Joy Yi Hua
		Title:	CFO

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